Operating costs	6 Months Ended
Jun. 30, 2022
Operating costs
Operating costs

17. Operating costs

	For the three months		For the six months
	ended June 30,		ended June 30,
	2022	2021	2022	2021
Staff costs (note 18)	1,352,084	1,273,385	3,545,057	2,163,344
Depreciation (notes 8/9)	83,346	88,264	170,178	176,909
External research and development costs	4,677,306	2,781,951	7,184,492	4,741,337
Laboratory consumables	100,849	55,561	182,211	138,906
Patent maintenance and registration costs	96,617	66,270	171,849	144,961
Professional fees	323,390	642,403	781,544	928,746
Short-term leases	14,596	8,046	27,861	16,437
D&O Insurance	411,861	396,838	795,688	795,858
Other operating costs	218,609	265,799	426,311	542,468
Total operating costs	7,278,658	5,578,517	13,285,191	9,648,966

The evolution of the total operating costs is mainly driven by external research and development expenses, staff costs, D&O insurance, professional fees and other operating costs.

During the six-month period ended June 30, 2022, total operating costs increased by CHF 3.6 million compared to the same period ended June 30, 2021, primarily due to increased external research and development costs of CHF 2.4 million of which CHF 2.0 million relate to dipraglurant clinical development activities. During the same period, staff costs increased by CHF 1.4 million of which CHF 1.2 million relate to higher share-based compensation costs (note 18).

During the three-month period ended June 30, 2022, total operating costs increased by CHF 1.7 million compared to the same period ended June 30, 2021, primarily due to increased external research and development costs of CHF 1.9 million including CHF 1.6 million for dipraglurant clinical development activities. During the same period, professional fees decreased by CHF 0.3 million primarily due to certain one off expenses, in the second quarter of 2021, related to the setting-up of our US shelf registration and “at-the-market” (ATM) ADS equity sale program.